Virtus AlphaSimplex Global Alternatives Fund

(the “Fund”),

a series of Virtus Alternative Solutions Trust

Supplement dated August 25, 2025 to the Fund’s prospectuses dated April 28, 2025

IMPORTANT NOTICE TO INVESTORS

The table showing Average Annual Total Returns in the “Performance Information” section of the Fund’s summary prospectus and the summary section of the statutory prospectus applicable to the Fund, is hereby replaced in its entirety as shown below:--

End of Supplement Text --

Performance Information

Average Annual Total Returns (for the periods ended 12/31/24)

Class	1 Year	5 Years	10 Years
Class I Shares (previously Predecessor Fund's Class Y Shares)
Return Before Taxes	9.66%	2.34%	1.91%
Return After Taxes on Distributions	9.66%	1.02%	1.02%
Return After Taxes on Distributions and Sale of Fund Shares	5.72%	1.22%	1.10%
Class A Shares
Return Before Taxes	3.36%	0.93%	1.08%
Class C Shares
Return Before Taxes	8.54%	1.30%	0.89%
Class R6 Shares (previously Predecessor Fund's Class N Shares)
Return Before Taxes	9.88%	2.40%	1.95%
Index
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	23.76%	14.10%	12.73%
Barclay Fund of Funds Index (reflects no deduction for fees, expenses or taxes)	8.77%	4.34%	2.87%

-- End of Supplement Data --

Investors should retain this supplement with the Prospectuses for future reference.

VAST 8079 AlphaSimplex Global Alts Index Correction (8/25)